Exhibit 2.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.	EXECUTION VERSION

RBS CITIZENS, N.A.

UNION FEDERAL SAVINGS BANK

Loan Purchase and Sale Agreement

This Loan Purchase and Sale Agreement (this “Agreement”), by and among UNION FEDERAL SAVINGS BANK, a federal savings bank organized under the laws of the United States having a principal place of business at 1565 Mineral Spring Avenue, North Providence, Rhode Island 02904 (“Seller”), and RBS CITIZENS, N.A., a national banking association having a principal place of business at One Citizens Plaza, Providence, Rhode Island 02903 (“Purchaser”), and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 800 Boylston Street, 34th Floor, Boston, MA 02199 (“Guarantor”), is made as of January 23, 2014 (the “Execution Date”).

W I T N E S S E T H:

WHEREAS, Seller has made private student loans under the Loan Programs (as defined in Section 1); and

WHEREAS, in exchange for the Loan Sale Consideration (as defined in Section 1), Seller has agreed to sell the Loans (as defined in Section 1) to Purchaser.

NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I. Definitions. Capitalized terms used herein without definition have the meanings set forth in the applicable Program Guidelines.

“Accrued Interest” shall mean, with respect to any Loan, accrued but unpaid interest on the Loan (to the extent not previously capitalized).

“AAA Advantage Student Loan Program” means the private student loan program funded by Seller and marketed by AAA Southern New England Bank.

“Action” shall have the meaning set forth in Section 8.03(a).

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or to cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Applicable Laws” shall mean all local, state, and federal statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees, as amended, applicable to the advertising, marketing, origination, disbursing, disclosing, holding, servicing, recordkeeping, transferring, assigning, accounting, reporting and collecting of the Loans as in effect prior to and on the Purchase Date, including without limitation the Truth-in-Lending Act, Regulation Z, Equal Credit Opportunity Act, Regulation B, Regulation AA, the Federal Fair Debt Collection Practices Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transactions Act, the Dodd–Frank Wall Street Reform and Consumer Protection Act, the Electronic Signatures in Global and National Commerce Act, Title V of the Federal Gramm-Leach-Bliley Act, Pub. L. 106-102 (including all implementing regulations promulgated thereunder), Section 326 and Section 352 of the U.S. Patriot Act, the Office of Foreign Assets Control requirements, the CAN-SPAM Act of 2003, and all other applicable state and federal nondiscrimination, truth-in-lending, usury, consumer credit, consumer protection, equal credit opportunity, credit practices and consumer privacy laws, rules, regulations and requirements.

“Application and Solicitation Disclosure” means the disclosure required by 12 C.F.R. § 226.47(a) and Section 128(e)(1) of the federal Truth-in-Lending Act.

“Approval Disclosure” means the disclosure required by 12 C.F.R. § 226.47(b) and Section 128(e)(2) of the federal Truth-in-Lending Act.

“Borrower” means the student who is the obligor on the Loan and does not include a cosigner.

“Business Day” shall mean any day other than: (a) a Saturday or Sunday or (b) a day on which banking institutions in the State of Rhode Island are required or authorized by law or executive order to be closed.

“Claim Notice” shall have the meaning set forth in Section 8.03(a).

“Customer Information” shall mean all data, information, records, correspondence, reports or other documentation relating to and identified with Eligible Borrowers of Loans, including without limitation, Loan Documents, other than information obtained from lists of publicly available data or lawfully purchased or obtained from any third party.

“Cut-off Date” shall mean the calendar day immediately preceding the Purchase Date, except that for the Disbursement Status Loans, “Cut-off Date” shall mean the date established by the Parties pursuant to Section 3.01(d).

“Credit Agreement” shall mean credit agreement or other form of consumer debt instrument, evidencing a Loan.

“Debtor Relief Laws” shall mean any and all applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws and usual principles of equity affecting the rights of creditors generally from time to time in effect in any state or under the laws of the United States.

“Disbursement Status Loans” has the meaning set forth in Section 3.01(d).

“Disclosing Party” shall mean the party disclosing Proprietary Information, together with its Affiliates and their respective directors, officers, employees, attorneys, accountants, agents or advisors.

“Eligible Borrower” shall mean any obligor or cosigner, and “Eligible Borrowers” means all obligors and cosigners, on a Loan who was/were eligible under the Program Guidelines and Applicable Laws to be an obligor or cosigner of the Loan at the time the Final Disclosure related to such Loan was issued.

“Execution Date” shall have the meaning set forth in the preamble.

“Final Disclosure” means the disclosure required by 12 C.F.R. § 226.47(c) and Section 128(e)(4) of the federal Truth-in-Lending Act.

“Fraud Affidavit” shall have the meaning set forth in Section 5.01(a).

“GLB Act” shall have the meaning set forth in Section 9.03(b).

“Guarantor” shall have the meaning set forth in the preamble.

“Guarantor Indemnified Person” and “Guarantor Indemnified Persons” shall each have the meaning set forth in Section 8.01.

“Indemnified Person” shall have the meaning set forth in Section 8.03(a).

“Letter of Intent” means the non-binding letter of intent between Purchaser and Guarantor dated as of October 24, 2013.

“Loan” shall mean any loan set forth on Schedule I hereto as it shall be updated by Seller as of the Cut-off Date, provided to Purchaser prior to the Purchase Date, and which such updated Schedule I shall supplement this Agreement. “Loans” shall mean all loans set forth on Schedule I hereto as it shall be updated by Seller as of the Cut-off Date, provided to Purchaser prior to the Purchase Date, and which such updated Schedule I shall supplement this Agreement. For the avoidance of doubt, any representation made regarding the Loans as of the Execution Date shall refer solely to the Loans that appear on Schedule I attached hereto notwithstanding updates made thereto as of the Cut-off Date.

“Loan Data Report” shall have the meaning set forth in Section 2.02.

“Loan Documents” shall mean, with respect to a Loan, all Loan-specific documents and records, including without limitation the Original Credit Agreement, the original of any addenda to such Original Credit Agreement, the Approval Disclosure, the Final Disclosure, and all other documentation relating to the payment history of the Loan prior to the sale hereunder.

“Loan Programs” shall mean the Union Federal® Private Student Loan Program, the AAA Advantage Student Loan Program and the Union Federal Savings Bank Stern International Loan Program, each as described in the Program Guidelines.

“Loan Repurchase Consideration” shall mean for any Loan, an amount equal to (a) 1.035 times the Principal Balance of such Loan on the date of such repurchase plus, (b) accrued and unpaid interest on the date of such repurchase, plus (c) any reasonable costs, fees and expenses incurred by Purchaser as a result of the basis for repurchase and/or relating to the repurchase of such Loan by Seller, including, without limitation, deconversion, record return and similar Servicer fees and expenses.

“Loan Sale Consideration” shall mean an amount equal to (a) 1.035 times the aggregate Principal Balance, as of the Cut-Off Date, of the Loans, plus (b) the Accrued Interest as of the Cut-Off Date.

“Loss” shall have the meaning set forth in Section 8.01.

“NYU Guaranty Agreement” shall have the meaning set forth in Section 3.01(a)(iv).

“Original Credit Agreement” means a Credit Agreement bearing an unaltered original Eligible Borrower signature in ink or an electronic record of a facsimile or scanned signature, or an electronic record of a Credit Agreement signed digitally or electronically following the procedures and standards set forth in the Program Guidelines.

“Participating Institution” shall mean an educational institution approved by Seller for receipt of Loan funds.

“Parties” shall mean the Seller, Purchaser, and Guarantor, collectively.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any federal, state, county or municipal government or any political subdivision thereof.

“PHEAA” shall mean the Pennsylvania Higher Education Assistance Agency, a public corporation and government instrumentality organized under the laws of the Commonwealth of Pennsylvania, and having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102.

“Principal Balance” shall mean, with respect to any Loan, the principal balance of such Loan, including capitalized interest.

“Program Guidelines” shall mean the program guidelines of the Loan Programs, as adopted on June 30, 2011 (Union Federal Private Student Loan Program), November 9, 2011 (AAA Advantage Student Loan Program) and January 12, 2012 (Stern International Loan Program), as further amended and supplemented as of October 31, 2013, and attached hereto as Schedule II.

“Proprietary Information” shall mean Customer Information and all information, knowledge or data, in any form or media, including without limitation forecasts, records, Loan Program parameters, Loan data, marketing data, default and recovery statistics, risk management strategies, recovery strategies, financial information and projections, strategic insights or plans, statistical models, proposals, plans, procedures, proprietary programs or initiatives, methods of operation and such other trade secrets or information as has been, or may be, supplied by or on behalf of the respective Parties hereto (whether by written, oral or electronic transmission) which is not generally ascertainable from public or published information, including without limitation any of the same relating to any Affiliate of such Parties, except for information, knowledge or data which:

(a) is generally known to the public at the time of disclosure ;

(b) is in the Receiving Party’s possession at the time of disclosure otherwise than as a result of the Receiving Party’s breach of any legal obligation;

(c) becomes known to the Receiving Party through disclosure by a source other than the Disclosing Party, provided that such source was not, to the knowledge of the Receiving Party, breaching any confidentiality obligation; or

(d) is developed independently by the Receiving Party without reference to Proprietary Information received from the Disclosing Party, which the Receiving Party can show by contemporaneous records.

“Purchase Date” shall mean the date on which the last of the conditions specified in Section 3.01(a)-(c) of this Agreement has been satisfied, or such other date as Seller and Purchaser shall mutually agree, except that for the Disbursement Status Loans, “Purchase Date” shall mean the date established by the Parties pursuant to Section 3.01(d).

“Purchaser” shall have the meaning set forth in the preamble.

“Purchaser Indemnified Person” and “Purchaser Indemnified Persons” shall each have the meaning set forth in Section 8.02.

“Receiving Party” shall mean the party receiving Proprietary Information, together with its Affiliates and their respective directors, officers, employees, attorneys, accountants, agents or advisors.

“Seller” shall have the meaning set forth in the preamble.

“Servicer” shall mean and refer to the entity performing post-disbursement loan servicing, which, as of the date of this Agreement, is PHEAA.

“Servicing Agreement” shall refer to the Servicing Agreement between Servicer and Seller, dated June 30, 2011, with respect to servicing of each of the Loans, as previously amended.

“Stern International Loans” means Loans made in the Union Federal Savings Bank Stern International Loan Program described in the Program Guidelines, which such Loans are set forth on Schedule III hereto as it shall be updated by Seller as of the Cut-off Date, provided to Purchaser prior to the Purchase Date, and which such updated Schedule III shall supplement this Agreement. For the avoidance of doubt, any representation made regarding the Stern International Loans as of the Execution Date shall refer solely to the Loans that appear on Schedule III attached hereto notwithstanding updates made thereto as of the Cut-off Date.

“UCC” shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the applicable jurisdiction.

“Union Federal® Private Student Loan Program” means the private student loan program funded by Seller and marketed by Guarantor as a service provider to Seller.

“Union Federal Savings Bank Stern International Loan Program” means the private student loan program funded by Seller for international students attending the Stern Graduate School of Business at New York University.

II. Agreement for Purchase and Sale of Loans.

2.01. Purchase and Sale. Seller and Purchaser hereby agree on the date hereof that Seller shall sell the Loans to Purchaser, and Purchaser shall purchase the Loans from Seller, on the Purchase Date upon and subject to the terms and conditions of this Agreement.

2.02. Loan Information. Seller will cause Servicer to provide to Purchaser the information with respect to the Loans contained in PHEAA’s Loan Sale Report available on PageCenter on the Purchase Date, which report shall be provided in electronic media in Servicer’s standard format (the “Loan Data Report”).

2.03. Consideration. On the Purchase Date, Seller shall sell, assign and convey the Loans to Purchaser, in consideration of the payment of an amount equal to the Loan Sale Consideration from Purchaser to Seller, which payment shall be made no later than 12:00 p.m. Eastern Time on the Purchase Date, by wire transfer of immediately available funds to an account designated by Seller.

III. Procedures and Conditions for Transfer; Closing.

3.01. Conveyances of Loans; Conditions to Purchase.

(a)	On the Purchase Date, Seller shall, pursuant to the terms hereof, sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse, all right, title and interest of Seller in and to:

(i) The Loans including the underlying Credit Agreements and Loan Documents; provided, however, that Seller shall be entitled to retain copies of all Loan Documents and Customer Information for any purpose specified in, and subject to the requirements and restrictions of, Section 9.03 of this Agreement and any duly adopted document retention policy of Seller or its Affiliates; provided further that, except to the extent required under Applicable Laws, nothing in this Agreement shall require Seller to destroy or delete copies of any Loan Documents, Customer Information or any computer models, databases, electronic files or other electronic material prepared by Seller or its Affiliates based in whole or in part on any Loan Documents or Customer Information;

(ii) All payments due or to become due on the Loans from and after the Purchase Date;

(iii) Any claims Seller may have against Servicer with respect to servicing of the Loans prior to the Purchase Date;

(iv) All rights of Seller under the Loan Program Agreement among First Marblehead Education Resources, Inc., Guarantor, Seller and New York University dated as of January 12, 2012 (the “NYU Guaranty Agreement”), as applicable to the Stern International Loans; and

(v) The proceeds of any and all of the foregoing received after the Purchase Date.

(b)	The obligation, if any, of Purchaser to purchase the Loans on the Purchase Date shall be subject to satisfaction of each of the following conditions precedent:

(i) Seller shall have obtained any necessary approvals from the Office of the Comptroller of the Currency and provided documentation evidencing the same to Purchaser on or before 11:00 a.m. Eastern Time on the Purchase Date;

(ii) The representations, warranties and statements of Seller contained in this Agreement shall be true and correct and not misleading in any material respect, on and as of the date of this Agreement and on and as of the Purchase Date (unless any such representation and warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct and not misleading in any material respect, only as of such specific date), and Seller shall have performed in all material respects all obligations and complied with all covenants required hereunder to be performed by it at or prior to the Purchase Date;

(iii) Seller will deliver to Purchaser a valid and binding assignment of the NYU Guaranty Agreement with regard to any applicable Stern International Loans, including a listing of the Stern International Loans. Such assignment shall be executed by an authorized representative of New York University and shall include an acknowledgement by New York University that the NYU Guaranty Agreement remains effective and is enforceable by Purchaser; and

(iv) Completion to the reasonable satisfaction of Purchaser of all procedures and provisions of, and delivery to Purchaser of all closing documents specified in, Section 3.08(b) of this Agreement.

(v) Seller will deliver to Purchaser:

(1) A document substantially in the form of Schedule I hereto containing Loan data updated as of the Cut-Off Date, which such document shall supplement this Agreement.

(2) A document substantially in the form of Schedule III hereto containing Stern International Loan data updated as of the Cut-Off Date, which such document shall supplement this Agreement.

(3) A document substantially in the form of Schedule IV hereto containing Disbursement Status Loan data updated as of the Cut-Off Date, which such document shall supplement this Agreement.

(4) A document substantially in the form of Schedule V hereto identifying Loans, the Eligible Borrower on which was receiving benefits under the Servicemember’s Civil Relief Act, updated as of the Cut-Off Date, which such document shall supplement this Agreement.

(vi) Purchaser shall have executed an amended servicing agreement with Servicer providing for Servicer’s post-sale servicing of the Loans.

(c)	The obligation, if any, of Seller to sell the Loans on the Purchase Date is subject to satisfaction of each of the following conditions precedent:

(i) Seller shall have obtained any necessary approvals from the Office of the Comptroller of the Currency;

(ii) The representations and warranties of Purchaser contained in this Agreement shall be true and correct and not misleading in any material respect, on and as of the date of this Agreement and on and as of the Purchase Date (unless any such representation and warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct and not misleading in any material respect, only as of such specific date), and Purchaser shall have performed in all material respects all obligations and complied with all covenants required hereunder to be performed by it at or prior to the Purchase Date;

(iii) Seller shall have received the Loan Sale Consideration; and

(iv) Completion to the reasonable satisfaction of Seller of all procedures and provisions of, and delivery to Seller of all closing documents specified in Section 3.08(a) of this Agreement.

(d) The Parties acknowledge that, as of the Execution Date, there are loans with respect to which all of the representations and warranties set forth in this Agreement are true and correct except that they do not satisfy Section 4.03(a)(vi) hereof (i.e., are not yet fully disbursed loans or are in a disbursement status but have not yet been disbursed) as of the Cut-off Date, which such loans are set forth on Schedule IV attached hereto as it shall be updated by Seller as of the Cut-off Date, provided to Purchaser prior to the Purchase Date, which such updated Schedule IV shall supplement this Agreement (the “Disbursement Status Loans”). The Parties agree that the Disbursement Status Loans shall, subject to and in accordance with the terms and conditions of this Agreement, be purchased by Purchaser after they become fully disbursed, as long as all of the representations and warranties are true and correct and all conditions set forth in the Agreement have been met with respect to such Disbursement Status Loans on the Cut-off Date established by the Parties in writing for such purchase. The price for purchase and sale of the Disbursement Status Loans shall be the Loan Sale Consideration and shall take place, subject to the satisfaction of the terms and conditions of this Agreement, on a Purchase Date mutually agreed by the Parties, but no later than June 30, 2014.

3.02. Delivery of Documents. On the Purchase Date, Seller shall deliver to Servicer, as agent for Purchaser, the Loan Documents.

3.03. Rights and Risks Transferred. The transfer of the Loans pursuant to Section 2.03 hereof shall constitute a sale and assignment to Purchaser of the Loans. As purchaser of the Loans, Purchaser shall receive: (a) interest on the Loans from and after the Purchase Date, (b) any and all other payments, funds, collections, and recoveries of every type received by Servicer or Seller from the Eligible Borrower(s) of the Loans, or others pursuant to, or in respect of, the Loans from and after the Purchase Date, and (c) the servicing rights with respect to the Loans, and all proceeds of the foregoing. In addition, as purchaser of the Loans, Purchaser shall bear the risk of future performance of the Loans, including risk of future default, except as set forth in Articles V and VIII hereof.

3.04. Pending and Subsequent Receipts. Any amounts collected by the Servicer as of the Purchase Date that have been credited to the appropriate Loan balances prior to the Cut-off Date but not remitted to or received by Seller as of the Purchase Date shall thereafter be remitted from Servicer to Seller and retained by Seller, or, if remitted from Servicer to Purchaser in error, paid by Purchaser to Seller. Except for the foregoing, in the event that Seller shall receive, subsequent to the Purchase Date, any amounts whatsoever in respect to the Loans sold and assigned on the Purchase Date in the nature of those described in Section 3.03 above, such amounts shall belong to Purchaser and shall be held by Seller in trust for Purchaser. Seller shall deliver or cause to be delivered within three (3) Business Days of receipt (a) such amounts by wire transfer of immediately available funds to an account designated by Purchaser and (b) to Purchaser, or if applicable its Servicer, sufficient information or documentation to permit Purchaser or its designated Servicer to properly apply such amounts at the Loan level.

3.05. Assignment of Loans and the Servicer.

(a)	On or prior to the Purchase Date, Seller shall have caused Servicer to deliver the Loan Data Report to Purchaser, as set forth in Section 2.02 hereof.

(b)	Seller shall promptly transmit, or cause to be transmitted, to Purchaser, Purchaser’s Servicer or assignee, as directed by Purchaser, any communications received by Seller after the Purchase Date with respect to a Loan. Such communications shall include, but not be limited to, letters, changes in enrollment status, notices of death, disability, or bankruptcy filing and similar documents, and forms requesting deferment or forbearance of repayment, or loan cancellations.

(c)	Seller agrees to cooperate with any reasonable request by Purchaser’s Servicer for any records, documents, or data related to Loans in the possession of Seller and not already in the possession of Purchaser’s Servicer. Seller shall promptly transmit such records, documents, or data to Purchaser’s Servicer upon request by such Servicer at Seller’s expense.

3.06. No Assumption of Liability to Fund Loans. By its purchase of the Loans, Purchaser shall not assume any liability, responsibility or obligation with respect to any disbursements or reimbursements that are due and owing, or which are, or may be alleged to be due and owing, by Seller or its Affiliates or agents or subcontractors to any Participating Institution or to any Eligible Borrower by reason of the Loans and evidenced by the Credit Agreements. Seller shall be solely responsible to fulfill its obligations under any agreements it may have with any Participating Institution regarding origination and funding of the Loans.

3.07. Servicing and Origination Costs. Seller shall be solely responsible for and shall pay all costs due to any third party from Seller (including, without limitation, amounts due to Servicer) with respect to origination of the Loans and with respect to servicing of the Loans incurred for services performed prior to the Purchase Date. Purchaser shall be solely responsible for and shall pay all costs due to any third party from Purchaser (including, without limitation, amounts due to Servicer) with respect to servicing of the Loans incurred upon or after the purchase of the Loans hereunder.

3.08. Closing. On the Purchase Date:

(a)	Purchaser shall execute and deliver to Seller on or before 11:00 a.m. Eastern Time an Officer’s Certificate substantially in the form of Exhibit A-1 hereto.

(b)	Seller shall execute and deliver to Purchaser on or before 11:00 a.m. Eastern Time an Officer’s Certificate substantially in the form of Exhibit A-2 hereto.

(c)	Purchaser shall pay to Seller an amount equal to the Loan Sale Consideration, which payment shall be made no later than 12:00 p.m. Eastern Time, by wire transfer of immediately available funds to an account designated by Seller.

(d)	Seller shall, no later than 1:00 p.m. Eastern Time, execute and deliver a Bill of Sale, with an attached General Endorsement, in substantially the form of Exhibit B hereto having annexed thereto a loan schedule, in substantially the form of Schedule I attached hereto, containing a list of Loans sold to Purchaser on the Purchase Date.

(e)	The Parties shall take any other action reasonably necessary for the consummation of the purchase and sale of the Loans.

IV. Representations and Warranties.

4.01. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that as of the Execution Date, and if the sale of the Loans occurs, as of the Purchase Date:

(a)	Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction governing its creation and existence and is duly authorized and qualified to transact its business and is in good standing in each jurisdiction in which its business, properties or the business contemplated by this Agreement requires such authorization and qualification.

(b)	Purchaser possesses all requisite legal authority, power, rights, approvals, consents, licenses, permits and franchises to conduct its business, and to execute, deliver, perform and comply with the terms of this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all action required by its governing documents.

(c)

Purchaser’s execution, delivery, and performance of the terms of this Agreement and its ongoing compliance with the terms hereof does not and will not: (i) violate its certificate of incorporation and bylaws or other organizational or governing documents as applicable, (ii) violate the terms of any license held by it, (iii) violate any Applicable Laws that could have an adverse effect upon the validity, performance or enforceability of any of the Loans or the terms of this Agreement in any material respect, or (iv) violate or constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any contract, indenture, agreement or other instrument to which it is a party or which is binding upon any of its property, provided such contract, indenture, agreement or other instrument materially affects Purchaser’s ability to perform its obligations, or give its representations, warranties or certification under, this Agreement. Purchaser is not under any order of any governmental or quasi-governmental agency, state or federal, that would restrict, prohibit, or interfere with its performance of the terms of this Agreement, including without limitation the purchase of any of the Loans as contemplated by this Agreement.

(d)	This Agreement and all documents and instruments contemplated hereby which are executed and delivered by Purchaser constitute valid, legal and binding obligations of it, its agents and successors, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws, assuming due authorization, execution and delivery thereof by Seller.

(e)	There are no actions or proceedings, and to the best of Purchaser’s knowledge there are no investigations, pending or threatened, against it before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the execution or delivery of this Agreement or the performance by it of its obligations hereunder, or the validity, performance or enforceability of, any Loan, this Agreement, or its condition (financial or other).

4.02. Representations and Warranties of Seller. Seller represents and warrants to Purchaser that as of the Execution Date, and if the sale of the Loans occurs, as of the Purchase Date:

(a)	Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction governing its creation and existence and is duly authorized and qualified to transact its business and is in good standing in each jurisdiction in which its business, properties or the business contemplated by this Agreement requires such authorization and qualification. Seller was and is duly licensed and authorized to participate in the making, selling, transferring, servicing and assigning of the Loans pursuant to Applicable Laws.

(b)	Seller possesses all requisite legal authority, power, rights, approvals, consents, licenses, permits and franchises to conduct its business, to execute, deliver, perform and comply with the terms of this Agreement, and specifically to make, sell, transfer, assign and convey the Loans hereunder and the rights relating thereto, to Purchaser, and to repurchase such Loans as required herein. The execution, delivery and performance of this Agreement have been duly authorized by all action required by its governing documents.

(c)

Seller’s execution, delivery, and performance of the terms of this Agreement and its ongoing compliance with the terms hereof does not and will not: (i) violate its certificate of incorporation and bylaws or other organizational or governing documents as applicable, (ii) violate the terms of any license held by it, (iii) violate any Applicable Laws that could have an adverse effect upon the validity, performance or enforceability of any of the Loans or the terms of this Agreement in any material respect, provided that Seller receives approval from the Office of the Comptroller of the Currency pursuant to Section 3.01(b)(i), or (iv) violate or constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any contract, indenture, agreement or other instrument to which it is a party or which is binding upon any of its property, provided such contract, indenture, agreement or other instrument materially affects Seller’s ability to perform its obligations, or give its representations, warranties or certification under, this Agreement. Seller is not under any order of any governmental or quasi-governmental agency, state or federal, that would restrict, prohibit, or interfere with its performance of the terms of this Agreement, including without limitation the sale of any of the Loans as contemplated by this Agreement.

(d)	This Agreement and all documents and instruments contemplated hereby which are executed and delivered by Seller constitute valid, legal and binding obligations of it, its agents and successors, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws, assuming due authorization, execution and delivery thereof by Purchaser.

(e)	Any written or electronic information, certificate, statement or report furnished by Seller to Purchaser or its agents or designees in connection with this Agreement is or was at the time furnished, true, complete and correct in all material respects.

(f)	Seller will not take any action or omit to take any action, nor cause, permit or suffer any designee or agent to take or omit to take any action which would cause the transfer of the Loans to Purchaser to be treated as anything other than a sale to Purchaser of all of Seller’s right, title and interest in and to each Loan.

(g)	There are no actions or proceedings, and to the best of Seller’s knowledge there are no investigations, pending or threatened, against it before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the execution or delivery of this Agreement or the performance by it of its obligations hereunder, or the validity, performance or enforceability of, any Loan, this Agreement, or its condition (financial or other).

(h)	The transfer, assignment, and conveyance of the Loans by Seller pursuant to this Agreement, to the best of the knowledge of Seller, is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. Seller is not transferring the Loans with an actual intent to hinder, delay, or defraud any of its creditors or any Person. Seller is solvent and will not be rendered insolvent by the sale of any of the Loans.

(i)	Seller and Servicer have performed and observed the terms and conditions of the Servicing Agreement in all material respects and a default thereunder has not occurred.

(j)	As of the Purchase Date: (i) Seller did not intend to incur or believe that it would incur debts that would be beyond Seller’s ability to pay as such debts matured, and (ii) Seller was “Well Capitalized,” as such term is defined by the rules and regulations promulgated by the Office of the Comptroller of the Currency as of the Execution Date.

(k)	The NYU Guaranty Agreement is valid, binding and enforceable and upon assignment to Purchaser shall be enforceable by Purchaser in accordance with its terms. No act or omission of Seller shall have nullified or otherwise adversely impacted the protection provided under the NYU Guaranty Agreement with respect to any of the Stern International Loans.

4.03. Representations and Warranties Relating to the Loans. Seller represents and warrants to Purchaser that as of the Execution Date, and, if the sale of the Loans occurs, as of the Purchase Date:

(a)	Characteristics of Loans. Each Loan:

(i) was made to a Borrower who was an Eligible Borrower attending a Participating Institution, and a cosigner, if any, who was also an Eligible Borrower;

(ii) except for Stern International Loans, if made without a cosigner, was made to a Borrower who, as of the last available consumer report refresh provided by Seller to Purchaser with the October 2013 month-end data, had a TransUnion 2004 FICO score greater than or equal to 680;

(iii) except for Stern International Loans, if made with a cosigner, such cosigner at the time of the Loan’s credit decision, and as of the last available consumer report refresh provided by Seller to Purchaser with the October 2013 month-end data, had a TransUnion 2004 FICO score greater than or equal to 660;

(iv) except for Stern International Loans, if made with a cosigner, was made to a Borrower who, at the time of the Loan’s credit decision, and as of the last available consumer report refresh provided by Seller to Purchaser with the October 2013 month-end data, had a TransUnion 2004 FICO score greater than or equal to 620 or no FICO score;

(v) if a Stern International Loan, was made to a Borrower who, as of the time of the Loan’s credit decision, had a TransUnion 2004 FICO score greater than or equal to 630 or no FICO score;

(vi) was fully disbursed to and received by, or for the benefit of, the Eligible Borrower at or prior to the Cut-off Date;

(vii) was, as of the Execution Date and the Cut-off Date, in a period of in-school deferment (including any grace period under the Program Guidelines, and any period of deferment for re-enrollment following a period of principal and interest repayment) or in repayment of interest or principal and interest and not more than 29 days delinquent with respect to any payment of principal or interest, and not in a forbearance status;

(viii) as of the Execution Date and the Cut-off Date, never has, as of the end of any calendar month, been more than 29 days past due with respect to any payment contractually due;

(ix) was not otherwise in default at the Execution Date and the Cut-off Date and there has not been any bankruptcy filing or any death of any Eligible Borrower at the Execution Date and the Cut-off Date;

(x) accrues interest which is payable on a current basis by the Eligible Borrower(s), as applicable, or deferred subject to capitalization as permitted by Applicable Law;

(xi) accrues interest calculated and disclosed on a simple interest method and at the interest rate set forth in the Loan Documents;

(xii) is supported by Loan Documents;

(xiii) except for Stern International Loans, for Loans without a cosigner, at the time of application the Borrower was a United States citizen or permanent resident alien and a permanent resident of the District of Columbia or one of the 50 states of the United States (except for Utah or Wisconsin);

(xiv) except for Stern International Loans, for Loans with a cosigner, at the time of application the Borrower was not a permanent resident of Utah or Wisconsin;

(xv) except for Stern International Loans, for Loans with a cosigner, at the time of application the cosigner was a United States citizen or permanent resident alien and was a permanent resident of the District of Columbia or one of the 50 states of the United States other than Arizona or Utah;

(xvi) is not affected by or subject to any borrower benefit programs other than as set forth in the Program Guidelines;

(xvii) had a Principal Balance as of the Cut-Off Date of greater than Five Hundred Dollars ($500);

(xviii) if made to a Borrower or cosigner who was a permanent resident of Texas at the time the loan application was made, was in an original principal amount of Fifty Thousand Dollars ($50,000) or less; and

(xix) is a loan with respect to which Seller has no knowledge of a potential claim of identity theft, fraud or forgery.

(b)	Origination of Loans. Each Loan was originated in the United States of America by Seller in the ordinary course of its business.

(c)	Payments on Loans. Each Loan provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Loan by its maturity and yield interest at the rate applicable thereto, as such rate may be adjusted in accordance with the terms of the applicable Loan. Any payments received have been properly applied to principal and interest in accordance with the terms of the Loan Documents.

(d)	Schedules of Loans. The information set forth in Schedule I to this Agreement was true and correct in all material respects as of the opening of business on the Execution Date and on the Cut-off Date, as applicable. The data file containing a Loan roster and corresponding performance history made available to Purchaser by Seller was true and correct in all respects as of the opening of business on the Cut-off Date. The Loan Data Report provided to Purchaser and its assigns on the Purchase Date was true and correct in all respects as of the Cut-off Date.

(e)	Compliance with Law and Program Guidelines. Each Loan and the activities of Seller and its agents, representatives, or designees with respect thereto have at all times complied with, and does comply with, all Applicable Laws. Without limiting the foregoing, and for purposes of illustration only, (i) each Loan has been duly originated and serviced in accordance with the provisions of all Applicable Laws, (ii) all disclosures (including without limitation disclosures to cosigners) required by Applicable Laws have been provided in compliance with Applicable Laws, and (iii) the form of the underlying Credit Agreement and other Loan Documents have at all times complied with, and do comply with, all Applicable Laws. Each Loan was originated and serviced in accordance with the Program Guidelines and was documented on forms set forth in the Program Guidelines.

(f)	Binding Obligation. Subject to the completion of the conditions set forth in Section 5.01 for identity theft, fraud, or forgery discovered after the Purchase Date, and except as a result of the application of Debtor Relief Laws after the Purchase Date, each Loan represents the legal, valid and binding payment obligation of the Eligible Borrower(s), enforceable against such Eligible Borrower(s), by or on behalf of the holder thereof in accordance with its terms, and no Loan has been satisfied, subordinated or rescinded.

(g)	Execution of Credit Agreement. Subject to the completion of the conditions set forth in Section 5.01 for identity theft, fraud, or forgery discovered after the Purchase Date, each underlying Credit Agreement of a Loan has been duly and properly executed by all parties to the Credit Agreement, and all signatures to each such Credit Agreement are genuine. Except for borrowers who were not at the age of majority at the time the Loan was made but were Eligible Borrowers with cosigners under the Program Guidelines, all parties to the underlying Credit Agreement had legal capacity at the time to enter into, execute and deliver such Credit Agreement. No Eligible Borrower has been released in whole or in part from any liability under the Credit Agreement.

(h)	No Defenses. With respect to any Loan, and subject to the completion of the conditions set forth in Section 5.01 for identity theft, fraud, or forgery discovered after the Purchase Date, and except as a result of the application of Debtor Relief Laws after the Purchase Date, no counterclaim, offset, defense, right to cancel or right of rescission (including, without limitation, the defense of usury or payment) of any kind or description has been asserted or threatened or exists, which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the Eligible Borrower(s) or any other Person or entity against Purchaser. Nothing has been done, will be done, has been omitted or will be omitted to be done by Seller, or it agents, Affiliates or designees, which would create an offset, defense, or counterclaim with respect to such Loan, and in particular the obligation of the Eligible Borrower(s) to pay the full amount of unpaid principal of, and interest on, such Loan. Nor will the operation of any of the terms of the Loan Documents or the exercise of any right thereunder render the obligation of the Eligible Borrower(s) unenforceable, in whole or in part, or subject to any counterclaim, offset, defense, right to cancel or right of rescission. There is no action before any state or federal court, administrative or regulatory body, pending or threatened against Seller with respect to any Loan. With respect to the Stern International Loans, no act or omission of Seller, or its agents, Affiliates or designees shall have nullified or otherwise adversely impacted the protection that would otherwise be available to Purchaser under the NYU Guaranty Agreement.

(i)	No Default. There is no default, breach, violation, event of acceleration or event of repurchase existing under the terms and covenants of the Loans, nor has any event occurred or does any condition exist which, upon the giving of notice or the passage of time, would constitute a default, breach, violation, event of acceleration or event of repurchase, nor has Seller, or it agents, Affiliates or designees, waived any of the foregoing. The Eligible Borrower(s) on each Loan was/were not party to any proceedings under Debtor Relief Laws as of the Cut-off Date.

(j)	Title. Seller has good and marketable title to and is the sole owner and holder of one hundred percent (100%) of the legal and beneficial rights, title and interest in each Loan including the Credit Agreement and Loan Documents, and upon the sale of each Loan pursuant to this Agreement, Purchaser will receive Seller’s full right, title and interest in such Loan, Credit Agreement and Loan Documents, free and clear of all pledges, liens, adverse claims, security interests and other charges or encumbrances of any nature or description with respect to the Loan, and no Loan is pledged or assigned for any purpose or to any Person as of the Purchase Date and no effective financing statements or like instruments will be on file in any jurisdiction with respect to Seller’s rights in any Loan on the Purchase Date. There has not been any other sale, transfer or assignment of the Loans prior to the Execution Date and the Credit Agreements relating to the Loans, which shall be held in custody for Purchaser, are the only executed copies thereof. For each Loan that was executed electronically, Seller, directly or through sub-contractors or agents has possession of the electronic records evidencing the Loan and on the Purchase Date Purchaser shall acquire full and entire legal and beneficial right, title, and interest to the original electronic records evidencing such Loans.

(k)	UCC. Each Loan constitutes an “instrument” or “payment intangible” as defined in the UCC.

(l)	No Waiver. Neither Seller, nor its agents, Affiliates or designees, has waived, altered, impaired or modified any of the terms, covenants or conditions of the Loans (or the related Credit Agreements) in any respect, other than in accordance with the Loan Documents, the Program Guidelines and Applicable Laws. Except for borrower benefits permitted under the Program Guidelines, no Eligible Borrower is entitled to any refund, rebate or reduction of any amounts paid or due under the Credit Agreement.

(m)	Full Amount Owed. On the Purchase Date, the full amount of the unpaid Principal Balance of each Loan to be purchased will be owed by the Eligible Borrower(s) of such Loan.

(n)	Purpose of Loan. Each Loan was made to or on behalf of a student attending a Participating Institution for the purpose of financing the student’s postsecondary educational expenses.

(o)	Servicemembers Civil Relief Act. No Eligible Borrower other than the Loans listed on Schedule V attached to this Agreement, as it shall be updated by Seller as of the Cut-off Date, provided to Purchaser prior to the Purchase Date, and which such updated Schedule V shall supplement this Agreement, has notified Seller (or its servicer) that the Eligible Borrower is requesting relief under the Servicemembers Civil Relief Act.

(p)	No Fraud. Neither Seller, nor its Affiliates, agents or Servicer has received notice of any allegation or claim of identity theft, fraud or forgery by the borrower or cosigner, if any. Without limiting the conditions to repurchase set forth in Section 5.01, no fraud or material misrepresentation has taken place with respect to any Loan on the part of any student applicant, borrower, obligor, maker, cosigner, Seller, or Seller’s Affiliates, agents or Servicer.

4.04. Exclusive Representations and Warranties. The representations and warranties made on the Execution Date and on the Purchase Date set forth in Section 4.02 and Section 4.03 above are the sole and exclusive representations and warranties made by Seller, its representatives, agents, officers, directors and other employees, with respect to this Agreement, any Loan, any obligor, and the sale of any Loan to Purchaser hereunder or otherwise. No representation or warranty is made by Seller or Purchaser on any date subsequent to the Purchase Date.

V. Repurchase

5.01. Remedy for Breach of Representations and Warranties.

(a)	In the event that (i) any representation or warranty made by Seller in Section 4.02 or Section 4.03 of this Agreement shall prove to have been false, misleading or incorrect on the date of this Agreement or on the Purchase Date, (ii) any Loan becomes subject to a formal judicial proceeding or lawsuit filed by a borrower and/or cosigner, if any, or a third party, with respect to such Loan if the proceeding or suit is based upon the acts or omissions of Seller or its agents or Affiliates arising prior to the Purchase Date or (iii) any Loan made to a borrower who was not of the age of majority at the time the Loan was made and who has not otherwise ratified the Loan after its disbursement, and with respect to which a request has been or is received to release a cosigner consistent with the Loan Program or Program Guidelines and a claim is made that the Loan is unenforceable because of the lack of contractual capacity of a minor, Seller shall, upon receipt of written notice from Purchaser (which notice shall identify the Loan(s) and the basis for repurchase), repurchase such Loan or Loans from Purchaser for a cash purchase price equal to the Loan Repurchase Consideration. Notwithstanding the foregoing, if the sole basis for repurchase is identity theft, fraud or forgery on the part of an Eligible Borrower, no representation or warranty made by Seller in Section 4.03 with respect to such Loan shall be deemed false, misleading or incorrect on the date of this Agreement or on the Purchase Date unless and until (A) for those Loans having a claim of identity theft, fraud or forgery being brought by an Eligible Borrower, Purchaser shall obtain and deliver to Seller an affidavit in substantially the form attached hereto as Exhibit C (the “Fraud Affidavit”) that has been duly completed and executed by an Eligible Borrower(s) of the Loan and (B) the Loan becomes more than 120 days past due.

(b)	In the event that the basis for repurchase is correctable in the reasonable judgment of Seller, Seller shall notify Purchaser of its intent to attempt to correct the problem and shall have thirty (30) days from the date it receives notice pursuant to Section 5.01(a) to correct the problem to the reasonable satisfaction of Purchaser before it is obligated to repurchase the Loan.

(c)	Subject to the foregoing, Seller shall remit by wire transfer the entire Loan Repurchase Consideration for the defective Loan(s) within three (3) Business Days of receiving the written notice provided in Section 5.01(a) or, if applicable, within three (3) Business Days the expiration of the thirty (30) day cure period provided in Section 5.01(b) in each case and as reasonably instructed by Purchaser, with notice to Purchaser of the amount of such remittance and the Loan(s) concerned.

5.02. No later than one (1) Business Day following receipt by Purchaser of the Loan Repurchase Consideration with respect to any Loan, Purchaser shall, or, if applicable, shall cause the related Servicer to, deliver the related Credit Agreement or Credit Agreements and other Loan Documents relating thereto to Seller, duly endorsed or assigned to Seller or to such Person as Seller may direct, in any such case, without recourse to Purchaser.

5.03. Seller agrees that its obligations under this Article V shall not be affected by any modification of the terms of any Loan, including without limitation, any extension of the time of payment under the Loan, the release of an Eligible Borrower on the Loan, any compromises made with regard to such Loan or any other dealings by Purchaser in connection with such Loan, whether or not notice thereof has been given to Seller; provided, that any such modification, extension, release or compromise by Purchaser does not materially and adversely affect the enforceability of the Loan against the Eligible Borrower(s).

VI. [RESERVED].

VII. Miscellaneous.

7.01. Successors and Assigns.

(a)	All representations, warranties, covenants, obligations, and agreements herein contained shall inure to the benefit of and be obligatory upon all successors of the respective Parties hereto, whether through merger, acquisition, or purchase of assets substantially equivalent to an acquisition, and shall survive the sale of any Loans hereunder.

(b)	Neither party may assign, delegate, or otherwise transfer this Agreement, nor any of such party’s rights, benefits, covenants, obligations and agreements hereunder, in whole or in part, without the other party’s prior written consent; provided, however, that Purchaser may at any time upon written notice to Seller but without Seller’s prior written consent assign this Agreement, or any of Purchaser’s rights, benefits, covenants, obligations and agreements hereunder, in whole or in part, to one or more Affiliates of Purchaser.

(c)	Notwithstanding Section 7.01(b), Purchaser shall have the right from time to time and at any time to assign or otherwise transfer a Loan or Loans purchased hereunder to others, whether the assignment or transfer is to an Affiliate or an unaffiliated company. In the event of such transfer or assignment, the rights of Purchaser under this Agreement pertaining to such assigned or transferred Loan, including Purchaser’s rights with regard to remedies in the event of a defect or breach of any other provision herein, shall similarly be assigned by Purchaser to the assignee or other transferee.

(d)	No assignment shall relieve the assignor of liability hereunder. Any assignment in violation hereof shall be automatically null and void.

7.02. Amendment. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all Parties hereto.

7.03. No Waiver. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

7.04. Entire Agreement. This Agreement and the schedules and exhibits thereto, including the Bill of Sale, embody the entire agreement and understanding among the Parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

7.05. Notices. All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received. Notices shall be given as follows:

If to Seller:

Union Federal Savings Bank

1565 Mineral Spring Avenue

North Providence, RI 02904

Attention: President

Facsimile No.: (401) 353-8938

With a copy to:

The First Marblehead Corporation

The Prudential Tower

800 Boylston Street, 34th Floor

Boston, MA 02199

Attention: General Counsel

Facsimile No.: (781) 658-9604

If to Purchaser:

RBS Citizens, N.A.

One Citizens Plaza

Providence, RI 02903

Attention: Brendan Coughlin

President, Education Finance

Facsimile No.: (800) 770-8864

With a copy to:

RBS Citizens, N.A.

One Citizens Plaza

Providence, RI 02903

Attention: General Counsel

Facsimile No.: (617) 725-5620

If to Guarantor:

The First Marblehead Corporation

The Prudential Tower

800 Boylston Street, 34th Floor

Boston, MA 02199

Attention: President

Facsimile No.: (781) 658-9604

With a copy to:

The First Marblehead Corporation

The Prudential Tower

800 Boylston Street, 34th Floor

Boston, MA 02199

Attention: General Counsel

Facsimile No.: (781) 658-9604

7.06. Attorneys’ Fees. In the event of a lawsuit or arbitration proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled, at the discretion of the court or arbitrator, to recover costs and reasonable attorneys’ fees incurred in connection with the lawsuit or arbitration proceeding.

7.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island, applicable to contracts made and to be performed entirely within such State, without giving effect to conflicts of law principles thereof.

7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. A facsimile or scanned electronic transmission of a signature shall be deemed an original for purposes of this Agreement.

7.09. No Third Parties Benefited. This Agreement is made and entered into for the protection and legal benefit of the Parties, and their permitted successors and assigns, and each and every Indemnified Person (all of which shall be entitled to enforce the indemnity contained in Sections 8.01 and 8.02 hereof), and, except as otherwise provided in Section 7.01, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

7.10. Permitted Filings. Purchaser and Seller and their respective Affiliates may file this Agreement with the appropriate federal regulators, including but not limited to the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission, and as may be required by the rules of any stock exchange or trading system.

7.11. Notice of Certain Actions. Seller covenants and agrees promptly after learning thereof, to notify Purchaser of the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or disciplinary proceeding by or against Seller asserting the invalidity of this Agreement, seeking to prevent the consummation of any transactions contemplated by this Agreement, or seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by Seller of any of its obligations and duties under, or the validity or enforceability of, the Loans or this Agreement; provided, however, that Seller shall have no obligation to provide any notice with respect to any rule-making or change in Applicable Laws.

7.12. Payment of Expenses. Except as set forth in Section 7.06, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel.

7.13. Limitation on Liability of Directors, Officers, Employees, and Agents of a Party. No director, officer, employee, or agent of any party of this Agreement shall be individually liable to any other party for the taking of any action, or for refraining to take any action, in good faith pursuant to this Agreement. This Agreement is a corporate obligation and any liability arising hereunder shall be a corporate liability.

7.14. Limitation on Remedies. Except in cases of fraud, gross negligence, or willful misconduct, no party shall be responsible or liable to any other party for any indirect, consequential, special or punitive damages with respect to any matter whatsoever arising out of this Agreement.

7.15. Remedies Not Exclusive. No remedy by the terms of this Agreement conferred upon or reserved to any party hereto is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement, and all such rights and remedies shall be enforceable alternatively, successively or concurrently. Notwithstanding the foregoing, in the event any court or governmental authority requires a party to pay such damages and such damages are subject to another party’s indemnification obligation contained in this Agreement, such damages shall not be subject to the limitation on remedies contained in this Section 7.15.

7.16. Publicity. Except as otherwise provided in Section 7.10, neither party shall publish, use or distribute the name, logos, tradenames, trademarks, service marks, or content of the other party, or any other information which identifies the other, the terms of this Agreement or the fact of its existence, in sales, marketing, or publicity activities, including, but not limited to, any advertisement or marketing materials (in whatever form, including without limitation, telemarketing scripts and web site materials), consumer correspondence (other than any notice to the Eligible Borrower(s) that a sale of the Loan has occurred), product documents, press releases, interviews with representatives of any written publication, television station or network, or radio station or network, without the prior written consent of an authorized representative of the other party. Notwithstanding the foregoing, Seller and its Affiliates may issue a press release upon the sale of the Loans, the content of which shall be subject to the prior written approval of Purchaser.

7.17. Parent Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Purchaser, the full and prompt performance by Seller, of any and all obligations of Seller under this Agreement. Guarantor agrees that its obligations pursuant to this Section 7.17 shall be a continuing, absolute and unconditional guaranty of the full and punctual performance by Seller of its obligations under this Agreement and is in no way conditioned upon any requirement that the Purchaser first attempt to collect any of its obligations from Seller without regard to (a) the validity, regularity or enforceability of this Agreement; (b) the absence of any action to enforce the same; (c) any waiver or consent by Seller concerning any provisions hereof; (d) the rendering of any judgment against Seller or any action to enforce the same; (e) any defense, set-off, counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against the Purchaser; or (f) any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. Guarantor hereby guarantees that any payments Seller is obligated to make hereunder will be made to Purchaser without set-off or counterclaim. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller with respect to the obligations of Seller under this Agreement. This Section 7.17 shall continue to be effective if Seller merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist. Notwithstanding anything in this Agreement to the contrary, Guarantor’s guaranty of Seller’s obligations provided for in this Section is subject to and is limited by any limitations on Seller’s obligations contained in this Agreement.

VIII. Indemnification.

8.01. By Guarantor on Behalf of Seller. Guarantor shall pay for, and indemnify, defend, and hold harmless Purchaser (and its Affiliates and permitted assigns and transferees under Section 7.01 of this Agreement) and any officer, director, employee or agent of any of the foregoing (herein, individually referred to as a “Guarantor Indemnified Person” and collectively referred to as the “Guarantor Indemnified Persons”) against, any and all liabilities, losses, penalties, fines, forfeitures, costs, damages and expenses, including, without limitation, reasonable attorneys’ fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with defending or settling claims, demands, suits or judgments or obtaining or attempting to obtain release from liability under this Agreement, net of any recoveries from insurance policies (collectively, “Loss”), which such Guarantor Indemnified Person may sustain or incur by reason of any breach of any representation, warranty or covenant of Seller contained herein or any act or omission to act of Seller occurring prior to the Purchase Date. This Section 8.01 shall survive any termination of this Agreement.

8.02. By Purchaser. Purchaser shall pay for, and indemnify, defend, and hold harmless Seller (and its Affiliates and permitted assigns and transferees under Section 7.01 of this Agreement) and any officer, director, employee or agent of Seller (herein, individually referred to as a “Purchaser Indemnified Person” and collectively referred to as “Purchaser Indemnified Persons”) against, any and all Loss which such Purchaser Indemnified Person may sustain or incur by reason of any breach of any representation, warranty or covenant of Purchaser contained herein or any act or omission to act of Purchaser occurring prior to the Purchase Date. This Section 8.02 shall survive any termination of this Agreement.

8.03. Indemnity Procedures.

(a)	In the event that any claim or demand for which an indemnifying party may be liable to a Guarantor Indemnified Person or a Purchaser Indemnified Person (each, an “Indemnified Person”) is made by a third party (an “Action”), the Person receiving notice of such claim or demand shall promptly notify the indemnifying party and Indemnified Person, as applicable, in writing of such Action, specifying the nature of such claim or demand in reasonable detail and the amount or the estimated amount thereof to the extent feasible (which estimate the Parties agree shall not be conclusive of the final amount of such claims and demand) (the “Claim Notice”). The failure to provide the Claim Notice to the indemnifying party promptly will not relieve the indemnifying party of any liability it may have to the Indemnified Person giving the Claim Notice, except to the extent that the indemnifying party demonstrates that the defense of such action is actually and materially prejudiced by the Indemnified Person’s failure to give such Claim Notice promptly.

(b)	The indemnifying party shall assume defense of such Action with counsel reasonably satisfactory to the Indemnified Person by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by the indemnifying party to a final conclusion in such a manner as to avoid any risk of the Indemnified Person becoming subject to liability for any other matter; provided, however, the indemnifying party shall not, without the prior written consent of the Indemnified Person, consent to the entry of any judgment against the Indemnified Person or enter into any settlement or compromise which (i) involves financial compensation by the Indemnified Person, and (ii) does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Person of a release, in form and substance reasonably satisfactory to such Indemnified Person, as the case may be, from all liability with respect to such claim or litigation. The Indemnified Person shall also be permitted to participate in the defense of any Action at its sole cost and expense. In any event, the Indemnified Person and the indemnifying party shall provide reasonable cooperation and assistance to the other and its counsel in connection with the defense or settlement of any Action.

(c)	If the indemnifying party fails to assume defense of the Indemnified Person against such Action within five (5) Business Days of receipt of the Claim Notice, then the Action may be defended by the Indemnified Person at the indemnifying party’s cost and expense (without imposing any obligation on any Indemnified Person to defend any such claim or demand), in which case it may defend such Action in such a manner as it may deem appropriate (including settlement) and then that portion thereof as to which such defense is unsuccessful, in each case shall be deemed to be a liability of the indemnifying party hereunder.

(d)	In the event an Indemnified Person should have a claim against the indemnifying party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Person shall promptly send a Claim Notice with respect to such claim to the indemnifying party. If the indemnifying party disputes its liability with respect to such claim or demand, the Indemnified Person shall have the right to pursue all of its legal and equitable remedies against the indemnifying party for indemnity hereunder.

8.04. Payment. Upon the determination of the liability under Section 8.03 hereof, the indemnifying party shall pay to the Indemnified Person within five (5) Business Days after such determination, the amount of any claim for indemnification made hereunder, subject to the limitations set forth herein. The Indemnified Person hereby covenants, undertakes and agrees that if it is ultimately determined (either by mutual agreement of the Parties or by final order, decree or judgment) that the Indemnified Person was not entitled to be indemnified by the indemnifying party, the Indemnified Person shall reimburse the indemnifying party, within five (5) Business Days of such agreement or final order, decree or judgment, for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by the indemnifying party in defending the related claim or demand, from the date on which the indemnifying party began defending such claim or demand.

IX. Confidentiality.

9.01. Prior Agreement. The terms of any existing confidentiality agreement between the Parties hereto with respect to the sale of the Loans, including but not limited to the confidentiality provisions of the Letter of Intent, are hereby superseded and replaced with this Article IX as of the date of this Agreement.

9.02. Proprietary Information. All information which is disclosed by the Disclosing Party shall be presumed to be Proprietary Information and “confidential” unless otherwise specifically identified in writing by the Disclosing Party. Except as otherwise provided in this Agreement, the Receiving Party agrees to hold in confidence, and agrees not to disclose to any Person outside of its organization, any Proprietary Information disclosed to the Receiving Party by the Disclosing Party and agrees, in perpetuity, not to use Proprietary Information for any purpose other than performance of this Agreement or otherwise as permitted by Applicable Laws. The Receiving Party further agrees not to copy or disclose, directly or indirectly, to its Affiliates or any third parties any Proprietary Information of the Disclosing Party without the prior written consent of the Disclosing Party, except as permitted under this Agreement and in accordance with Applicable Laws and provided that (a) the Receiving Party remains responsible for any unauthorized use or disclosure of any Proprietary Information by any Person to whom it discloses Proprietary Information, and (b) the Receiving Party assures that each such Affiliate or third party conforms to the requirements of confidentiality and the restrictions on use, as well as the safeguarding rules set forth in this Agreement applicable to the Receiving Party hereunder, and (c) the Receiving Party has executed written agreements with such Affiliates and third parties providing for the same.

Nothing in this Agreement shall prohibit disclosure made pursuant to regulatory requirements, including without limitation the requirements of the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or the Securities and Exchange Commission.

9.03. Customer Information.

(a)	Customer Information becomes the Proprietary Information of Purchaser upon purchase of Loans hereunder and may be used by Purchaser for any purpose, including, without limitation, for the marketing of any products and services, and Seller and its Affiliates agree:

(i) to hold in confidence, and not to sell nor directly or indirectly release, transfer or disclose in any manner to any Person other than its Affiliates, agents and representatives, such Customer Information, in perpetuity; provided, however, that Seller and its Affiliates shall be permitted to (A) share or disclose such information to subcontractors for the purpose of conducting serialization marketing (i.e., repeat borrower marketing), but, subject to Section 9.03(b) of this Agreement, not to market refinancings or consolidations of the Loans to Eligible Borrowers, and (B) directly or indirectly release, transfer or disclose Customer Information to their respective agents on a de-identified basis;

(ii) not to use, or suffer, permit or cause to be used, such Customer Information for any purpose other than performance of this Agreement, the marketing of the Loan Programs to Loan borrowers for the purpose of serialization (i.e., repeat borrower marketing); it being understood and agreed that notwithstanding the foregoing and subject to Section 9.03(b) of this Agreement, Seller and its Affiliates shall not at any time directly or indirectly market refinancings or consolidations of the Loans to Eligible Borrowers unless Seller or its Affiliates, as applicable, has first obtained Purchaser’s prior written approval;

(iii) not to copy or disclose, directly or indirectly, to any third party any such Customer Information without Purchaser’s prior written consent, except as necessary to fulfill obligations under this Agreement or in connection with the performance of activities permitted under Sections 9.03(a)(i) and 9.03(a)(ii). Seller may disclose such Customer Information to its Affiliates or third parties as and for the purposes permitted under Sections 9.03(a)(i) and 9.03(a)(ii), but only if Seller assures that each such Affiliate or third party conforms to the requirements of confidentiality, protection, and the restrictions on use set forth in this Article IX, Seller has executed written agreements with such Affiliates and third parties providing for the same, and Seller remains responsible for any unauthorized use or disclosure of any such Customer Information by any Person to whom it discloses such Customer Information; and

(iv) in the event of any known or suspected access, possession, use, knowledge, or disclosure of Customer Information by Seller or its Affiliates or a third party which had access to Seller’s Customer Information, Seller shall immediately notify Purchaser and commence an investigation of the event or suspected event. Seller shall also take immediate action to mitigate the potential impact of such event or suspected event and to prevent future similar occurrences.

(b)	Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of this Agreement for Seller or Guarantor to undertake marketing and solicitation activities for any product or service directed to the general public or based on marketing lists derived from generally available data (such as credit bureau reporting data excluding data used or obtained by Seller or Guarantor in connection with the Loans) or lawfully purchased or obtained from any third party, except that Eligible Borrowers will always be removed from marketing lists used to market refinancings or consolidations of student loans. Neither Seller nor Guarantor shall use any marketing list based on or derived from the Loans or the applications for the Loans or undertake marketing activities specifically or primarily targeted to Eligible Borrowers.

(c)	In accordance with the provisions of Title V, Subtitle A of the Gramm-Leach-Bliley Act (the “GLB Act”), its implementing regulations, the guidelines issued pursuant to §501 of the GLB Act, and any similar and applicable federal and state law and regulation, as in effect from time to time, Seller and Purchaser agree to respect and protect the security and confidentiality of any Customer Information, including, without limitation, establishing and maintaining an information security program designed to meet the objectives of the foregoing laws, regulations, and guidelines.

(d)	For purposes of Article IX:

(i) information is “de-identified” when it does not identify an individual and there is no reasonable basis to believe that the information can be used to identify an individual. Information is considered “de-identified” if it does not contain any of the items in Section 9.03(d)(ii) below and if the remaining information could not be used alone, or in combination, to identify a subject of the information; and

(ii) de-identified information does not include (A) the name, street or mail address, email address, date of birth, telephone number, cell phone (or other wireless device) number, fax number, social security number, account number, financial and employment application data, vehicle identifiers and serial numbers, including license plate numbers, or any other personally identifying information, including without limitation, financial, medical, health-related or demographic-related information, about or relating to any current, prospective (i.e. applicant) or former borrower or cosigner, if any, of a Loan, or (B) any nonpublic personal information (within the meaning of Title V of the GLB Act and its implementing regulations, or any similar provision under any other applicable law) regarding Eligible Borrower(s) (other than the fact that such borrower or cosigner, if any, was a customer of Seller).

9.04. Legal Process Exception. Neither the Receiving Party nor the Disclosing Party shall be liable for the disclosure of Proprietary Information if such party is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, administrative proceedings or similar process, or by the rules or regulations of any regulatory or self-regulatory authority having jurisdiction over such party) to disclose such Proprietary Information; provided, however, that such party shall exercise the same efforts to protect the confidentiality of such information as it would for its own confidential information pursuant to legal process and shall (a) to the extent permitted by applicable law, provide the other party with prompt notice of such request or requirement (including a copy thereof) so that such other party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Article IX, and (b) at the request of such other party, cooperate with such other party, at such other party’s expense, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Proprietary Information by such tribunal or other entity.

9.05. Safeguards. To secure the confidentiality attaching to the Proprietary Information (other than Customer Information that becomes the Proprietary Information of Purchaser upon purchase of the Loans hereunder), the Receiving Party shall:

(a)	Allow access to the Proprietary Information exclusively to those employees or agents of the Receiving Party who have reasonable need to see and use it for the purposes of its evaluation by the Receiving Party and shall inform each of said employees of the confidential nature of Proprietary Information and of the obligations of the Receiving Party in respect thereof;

(b)	Inform each third party adviser having access to the Proprietary Information that it must maintain the same as confidential, and shall take such steps as may be reasonably necessary to enforce such obligations; and

(c)	Make copies of the Proprietary Information only to the extent that the same is strictly required for the purposes of its evaluation by the Receiving Party.

9.06. Information Security and Fraud Prevention. Seller shall immediately notify Purchaser upon learning that a Loan may be subject to a claim of identity theft, fraud or forgery, and such Loan will be subject to the provisions of this Agreement governing repurchase and indemnification. Seller and its Affiliates further agree that any data transferred to Purchaser shall be sent encrypted or in an otherwise secure manner approved in advance by Purchaser.

9.07 Patents; Copyright. In the event that any Proprietary Information is or becomes the subject of one or more patents, copyrights or applications therefor, the Receiving Party agrees and understands that the Disclosing Party will have all the rights and remedies available to it as a result of such patents, copyrights or applications.

9.08 Non-Disparagement. The Receiving Party shall not make any false, disparaging or derogatory statements to any media outlet, industry group, financial institution, competitor, customer, vendor or any other third party regarding the Disclosing Party or the Loans.

9.09 Remedies. The parties agree that any breach or threatened breach of this Article IX by the Receiving Party would cause not only financial harm, but irreparable harm to the Disclosing Party and that money damages will not provide an adequate remedy. In the event of a breach or threatened breach of this Article IX by the Receiving Party, the Disclosing Party shall, in addition to any other rights and remedies it may have, be entitled to an injunction (without the necessity of posting any bond or surety) restraining the Receiving Party from disclosing or using, in whole or in part, any Customer Information (if it is the subject of the breach of this Agreement) or Proprietary Information except as necessary to perform its obligations under this Agreement. This provision with respect to injunctive relief will not, however, diminish the non-breaching party’s right to seek other legal, contractual or equitable remedies, or to claim and recover damages.

X. Termination

10.01. Termination. The parties’ obligations to consummate the transactions contemplated herein may be terminated on or at any time prior to the Purchase Date:

(a)	By the mutual written consent of Purchaser and Seller;

(b)	By Seller pursuant to written notice to Purchaser in the event that the conditions set forth in Section 3.01(c) shall have not been satisfied by March 31, 2014;

(c)	By Purchaser pursuant to written notice to Seller in the event that the conditions set forth in Section 3.01(b) shall not have been satisfied by March 31, 2014;

(d)	By Purchaser pursuant to written notice to Seller in the event that a material adverse change or circumstance has occurred in the operations, financial condition, or business of Seller, and such change or circumstance could reasonably be expected to have material adverse effect on the value of the Loans or the ability of Seller to perform its obligations under this Agreement.

(e)	By Purchaser or Seller if (i) the other party consolidates with or merges into another Person, (ii) the other party conveys, transfers, or leases all or substantially all of its property to any Person, (iii) any Person consolidates with or merges into the other party or conveys, transfers, or leases all or substantially all of its property to the other party, or (iv) any Person other than an Affiliate, or two or more Persons (excluding any Affiliates) acting in concert, acquires beneficial ownership of outstanding shares of voting stock or other equity interests of the other party at any time if, after giving effect to such acquisition, such Person or Persons own fifty percent (50%) or more of such outstanding voting stock or other equity interests, as applicable.

(f)	By either party, if approval by the Office of the Comptroller of the Currency is required to consummate the transactions contemplated by this Agreement, and it has been advised by the Office of the Comptroller of the Currency that it will not receive approval of the transactions contemplated herein.

10.02. Effect of Termination; Survival.

(a) In the event of the termination prior to the Purchase Date of the parties’ obligations to effect the transactions contemplated herein, the terms of this Agreement shall forthwith become void and of no further force and effect except that (a) the parties’ respective obligations under the indemnities under Article VIII (to the extent set forth therein), Sections 7.06, 7.09, 7.13, 7.14, 7.15 and 7.16, and Article IX shall survive such termination and (b) no such termination shall relieve any party hereto from any liability for any knowing or intentional breach of such terms or lack of good faith.

(b) If the Loan Sale is consummated, the representations and warranties contained herein, the repurchase provisions of Article V, the miscellaneous provisions of Article VII, the indemnifications and indemnification procedures of Article VIII and the confidentiality provisions of Article IX hereof shall survive until each Loan is paid in full.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ William P. Baumer

Print Name:	William P. Baumer

Title:	Chief Executive Officer

RBS CITIZENS, N.A.

By:	/s/ Brendan Coughlin

Print Name:	Brendan Coughlin

Title:	President, Auto and Education Finance

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper

Print Name:	Kenneth Klipper

Title:	Chief Financial Officer

Exhibit A-1

OFFICER’S CERTIFICATE OF PURCHASER

I,                                         , the                                          of RBS CITIZENS, N.A. a national association organized under the laws of the United States and having a principal office located at One Citizens Plaza, Providence, RI 02903 (“Purchaser”), hereby certify that:

                                          is the                                          of said Purchaser and that said person has been duly authorized pursuant to duly adopted resolution(s) of Purchaser to execute that certain Loan Purchase and Sale Agreement (the “Agreement”) between Purchaser, UNION FEDERAL SAVINGS BANK, a federal savings bank organized under the laws of the United States and having a principal office located at 1565 Mineral Spring Avenue, North Providence, Rhode Island 02904 (the “Seller”), and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 800 Boylston Street, 34th Floor, Boston, MA 02199, and dated January 23, 2014, and said officers are also authorized all as more fully provided in the attached resolution(s) to execute all other documents or certificates necessary or desirable to be delivered pursuant to the Agreement, and Seller or its assignee may conclusively rely upon the authority of such officers to execute the Agreement and such documents or certificates until it shall receive a further certificate of a duly authorized officer of Purchaser canceling or amending this certificate and certifying specimen signatures of the officers named in such further certificate.

I further certify that except for such approvals already obtained, no other governmental approvals are necessary to permit Purchaser to enter into or carry out the Agreement;

I further certify that the resolution(s) authorizing said officers to sign the Agreement and other documents has not been amended or revoked and is still in full force and effect, and that no other corporate action by Purchaser is necessary to the carrying out of the Agreement or the transactions contemplated thereby;

I further certify that there is attached hereto a resolution of Purchaser authorizing me as an officer of Purchaser to execute this certificate on behalf of Purchaser;

I further certify that all representations, warranties and statements of Purchaser contained in the Agreement are true and correct, and not misleading in any material respect, on and as of the date of the Agreement and on and as of the Purchase Date (unless any such representation and warranty is made only as of a specific date, in which event such representation or warranty are true and correct, and not misleading in any material respect, only as of such specific date), and Purchaser has performed in all material respects all obligations and complied with all covenants required hereunder to be performed by it at or prior to the Purchase Date; and

I further certify that the signatures set forth below of the persons listed above are the true, proper and genuine signatures of said persons and that they are officers of Purchaser as shown by the titles listed below their names.

Name:
Title:

Executed by me as of this     day of [             ], 2014.

Name:
Title:

Exhibit A-2

OFFICER’S CERTIFICATE OF SELLER

I,                                         , the                                          of UNION FEDERAL SAVINGS BANK. a federal savings bank organized under the laws of the United States and having a principal office located at 1565 Mineral Spring Avenue, North Providence, Rhode Island 02904 (“Seller”), hereby certify that:

                                          is the                                          of said Seller and that said person has been duly authorized pursuant to duly adopted resolution(s) of Seller to execute that certain Loan Purchase and Sale Agreement (the “Agreement”) between Seller, RBS CITIZENS, N.A. a national association organized under the laws of the United States and having a principal office located at One Citizens Plaza, Providence, RI 02903 (“Purchaser”), and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 800 Boylston Street, 34th Floor, Boston, MA 02199, dated January 23, 2014, and said officers are also authorized all as more fully provided in the attached resolution(s) to execute all other documents or certificates necessary or desirable to be delivered pursuant to the Agreement, and Purchaser or its assignee may conclusively rely upon the authority of such officers to execute the Agreement and such documents or certificates until it shall receive a further certificate of a duly authorized officer of Seller canceling or amending this certificate and certifying specimen signatures of the officers named in such further certificate.

I further certify that except for such approvals already obtained, no other governmental approvals are necessary to permit Seller to enter into or carry out the Agreement;

I further certify that the resolution(s) authorizing said officers to sign the Agreement and other documents has not been amended or revoked and is still in full force and effect, and that no other corporate action by Seller is necessary to the carrying out of the Agreement or the transactions contemplated thereby;

I further certify that there is attached hereto a resolution of Seller authorizing me as an officer of Seller to execute this certificate on behalf of Seller;

I further certify that all representations, warranties and statements of Seller contained in the Agreement are true and correct, and not misleading in any material respect, on and as of the date of the Agreement and on and as of the Purchase Date (unless any such representation and warranty is made only as of a specific date, in which event such representation or warranty are true and correct, and not misleading in any material respect, only as of such specific date), and Seller has performed in all material respects all obligations and complied with all covenants required hereunder to be performed by it at or prior to the Purchase Date; and

I further certify that the signatures set forth below of the persons listed above are the true, proper and genuine signatures of said persons and that they are officers of Seller as shown by the titles listed below their names.

Name:
Title:

Executed by me as of this     day of [             ], 201    .

Name:
Title:

Exhibit B

BILL OF SALE

FOR VALUE RECEIVED, UNION FEDERAL SAVINGS BANK (the “Seller”), pursuant to the terms and conditions of that certain Loan Purchase and Sale Agreement dated January 23, 2014 (the “Agreement”) between Seller, RBS CITIZENS, N.A. (the “Purchaser”), and THE FIRST MARBLEHEAD CORPORATION, does hereby grant, sell, assign, transfer and convey to Purchaser and its successors and assigns, all right, title and interest of Seller in and to the following: (1) Loans set forth in Schedule I attached to the Agreement, as supplemented by PHEAA’s Loan Sale Report available via PageCenter on the Purchase Date (the “Loans”), (2) all Credit Agreements and Loan Documents, together with rights and remedies of Seller under all of the foregoing, including the right to enforce the same in the same manner and to the same extent as Seller might do but for the execution and delivery of this instrument; (3) any claims Seller may have against Servicer with respect to the servicing of the Loans prior to the Purchase Date; (4) all rights of Seller under the NYU Guaranty Agreement related to the Loans; and (5) all proceeds of the foregoing including, without limitation, all principal, interest and other payments made by the obligor(s) thereunder or with respect thereto, and all rights to receive such payments, but excluding any proceeds of the sale made hereby. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Seller represents and warrants that the Credit Agreements and Loan Documents evidencing all Loans have been duly endorsed to Purchaser by blanket endorsement, the form of which is attached hereto, which blanket endorsement shall be signed in Seller’s name by the manual, scanned electronic transmission, or facsimile signature of a duly authorized person.

TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by one of its officers duly authorized to be effective as of the      day of [             ], 201    .

UNION FEDERAL SAVINGS BANK

By:

Exhibit B (Continued)

BLANKET ENDORSEMENT OF

CREDIT AGREEMENTS

Pursuant to the LOAN PURCHASE AND SALE AGREEMENT dated January 23, 2013 (the “Agreement”) the undersigned (“Seller”), by execution of this instrument, hereby endorses all Credit Agreements purchased by RBS CITIZENS, N.A., (the “Purchaser”) as described in the executed Bill of Sale. This endorsement is in blank, unrestricted form. Except as stated in the foregoing sentence, this endorsement is without recourse, except as provided under the terms of the Agreement. All right, title, and interest of Seller in and to the Credit Agreements and Loan Documents in connection with the Loans are transferred and assigned to Purchaser. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

This endorsement may be further manifested by attaching this instrument or a facsimile or scanned electronic transmission hereof to each or any of the Credit Agreements and related documentation acquired by Purchaser from Seller, as Purchaser may require or deem necessary.

Dated this     day of [             ], 2014.

UNION FEDERAL SAVINGS BANK

By:

Exhibit C

Instructions for Completing the ID Theft Affidavit

Before a determination can be made that the debts you list on the Fraudulent Account Statement were incurred as a result of an alleged identity theft, you must prove that you did not create the debt, open the account which was created using your name or receive a benefit or money as a result of the events described in this report.

Please complete the enclosed affidavit as soon as possible. Delays on your part could slow the investigation. Print clearly and be as accurate and complete as possible as incorrect or incomplete information may slow the process of investigating your claim.

The information in this affidavit will enable us to conduct a timely investigation of the alleged fraud and determine the validity of your claim.

The affidavit has two parts:

Part One (ID Theft Affidavit) is where you report general information about yourself and the theft.

Part Two (Fraudulent Account Statement) is where you describe the fraudulent account(s) opened in your name.

When you return the affidavit, attach copies (NOT originals) of any supporting documents. Also, you must enclose a copy of your driver’s license and a police report detailing the circumstances surrounding the alleged identity theft. Before submitting your affidavit, review the disputed account(s) with family members or friends who may have information about the account(s) or access to them.

When you have finished completing the affidavit, attach a copy of the Fraudulent Account Statement with your supporting documentation and mail them to the following address:

[RBS CITIZENS, N.A.]

Within 15 days of receiving your Identity Theft Report, which includes the completed affidavit, all supporting documents, a copy of the Fraudulent Account Statement and a police report, we will review the report for completeness and cease credit reporting of the disputed account(s) pending further investigation of your claim. Remember to keep a copy of everything you submit.

Once all necessary documentation is received, you may be required to submit to a verbal interview with one of our investigators. Upon completion of an interview, if required in our discretion, a decision will be made, in writing, within 30 days detailing the results of our investigation.

If you are unable to complete the affidavit, a legal guardian or someone with power of attorney may complete it for you. Except as noted, the information you provide will be used only by a party to the debt or applicable law enforcement agency involved in processing your affidavit, investigating the events you report, and helping to stop further fraud. If this affidavit is requested in a lawsuit, we may have to provide it to the requesting party. Completing this affidavit does not guarantee that the identity thief will be prosecuted or that the debt will be cleared.

ID Theft Affidavit

Victim Information

1) My full legal name is:
	(First)	(Middle)	(Last)	(Jr., Sr., III)

2) (If different from above) When the events described in this affidavit took place, I was known as:
(First) (Middle) (Last) (Jr., Sr., III)

3) My date of birth is	(Month/Day/Year)

4) My Social Security number is

5) My driver’s license or identification card state and number are

6) My current address is

City	State	Zip Code

7) I have lived at this address since	(month/year)

8) (If different from above) When the events described in this affidavit took place, my address was

City	State	Zip Code

9) I lived at the address in Item 8 from	until	(month/year)

10) My daytime telephone number is	( )

11) My evening telephone number is	( )

12) Name of bank(s) where you hold an account at the time the fraud occurred

13) Hand in which you write:	☐	Right	☐	Left

14) My current primary email address is

15) My primary email address at the time the fraud occurred was

16) All other email addresses I used at the time the fraud occurred:

How the Fraud Occurred

Check all that apply for items 14-20:

14) ☐ I did not authorize anyone to use my name or personal information to seek the money, credit or loans described in this report.

15) ☐ I did not sign any applications, loan note, credit agreement or loan check in connection with the fraudulent loan(s).

16) ☐ I did not receive any benefit, money as a result of the events described in this report.

17) ☐ My identification documents (for example, credit cards; birth certificate; driver’s license; Social Security card; etc.) were

☐ stolen	☐ lost on or about	(day/month/year)

18) ☐ To the best of my knowledge and belief, the following person(s) used my information (for example, my name, address, date of birth, existing account numbers, Social Security number, mother’s maiden name, etc.) or identification documents to get money, credit, or loans without my knowledge or authorization:

Name:

Address:

Phone number(s):

19) ☐ I do NOT know who used my information or identification documents to get money, credit, or loans without my knowledge or authorization.

20) ☐ Additional comments: (For example, detailed description of the fraud, which documents or information was used or how the identity thief gained access to your information.)

(Attach Additional Pages As Necessary)

Victim’s Law Enforcement Actions

A police report is required in order for us to conduct a timely investigation into your claim of Identity Theft.

21) (check one) I ☐ am ☐ am not willing to assist in the prosecution of the person(s) who committed this fraud.

22) (check one) I ☐ am ☐ am not authorizing the release of this information to law enforcement for the purpose of assisting them in the investigation and prosecution of the person(s) who committed this fraud.

23) (check one) I ☐ am ☐ am not requesting copies of the Application/Credit Agreement

24) (check one) I ☐ am ☐ am not requesting copies of the disbursement check.

25) (check one) I ☐ am ☐ am not requesting a copies of additional documentation.

Please specify:

Documentation Checklist

You must include the following supporting documentation. Attach copies (NOT originals) to the affidavit before sending.

26) ☐ A copy of a valid government-issued photo-identification card (for example, your driver’s license, state-issued ID card or your passport).

27) ☐ A copy of the report you filed with the police or sheriff’s department*

Law enforcement agency name:

Law enforcement contact name:

Address, telephone and fax:

28) ☐ Five Notarized Signatures.

29) ☐ Five Supplemental examples of signatures. Two of the submitted signatures must be within one year of the alleged invalid signature. Examples of acceptable documents are a driver’s license, cancelled check, or social security card.

30) ☐ Is the victim completing the affidavit? If not, who is?

(Please provide supporting documentation if you are not the victim)

*	Failure to enclose a copy of a police report will result in us taking no further action on your claim of Identity Theft.

Signature

I certify that, to the best of my knowledge and belief, all the information on and attached to this affidavit is true, correct, and complete and made in good faith. I also understand that this affidavit or the information it contains may be made available to federal, state, and/or local law enforcement agencies for such action within their jurisdiction as they deem appropriate. I understand that knowingly making any  false or fraudulent statement or representation to the government may constitute a violation of 18 U.S.C. §1001 or other federal, state, or local criminal statutes, and may result in imposition of a fine or imprisonment or both.

(Signature)	(Date Signed)

Notary Section

The individual listed above personally appeared before me, the subscriber, a Notary Public in and for State of                      and County of                     . Being duly sworn by me according to law, did dispose and say that the document, copy attached hereto, and that the purported signature in (his) (her) name is not (his) (her) handwriting and was not made by (him) (her) and was not done with (his) (her) consent.

Sworn to and subscribed before me

This      day of             , 20     ,

                                                                          (Seal)

My commission expires

(Notary Public)

Fraudulent Account Statement

Do you have any education loans that you are aware of?

If so, please provide the following information:

Servicer:

Lender:

Date Disbursed:

Amount of Loan:

Servicer:

Lender:

Date Disbursed:

Amount of Loan:

Servicer:

Lender:

Date Disbursed:

Amount of Loan:

If your personal information was used to apply for credit with other financial institutions and/or companies, please provide the following information:

Name of Institution:

Name of Investigator:

Telephone Number:

Name of Institution:

Name of Investigator:

Telephone Number:

Name of Institution:

Name of Investigator:

Telephone Number:

Name of Institution:

Name of Investigator:

Telephone Number:

Claimant’s Notarized Signatures

In the presence of a Notary Public, claimant must sign his/her signature a total of five times in the space provided below and attach with affidavit.

1)

2)

3)

4)

5)

Notary Section

The individual listed above personally appeared before me, the subscriber, a Notary Public in and for State of                      and County of                     .

Sworn to and subscribed before me

this      day of             , 20    ,

                                                                          (Seal)

My commission expires

(Notary Public)

SCHEDULE II

Program Guidelines

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 149 pages were omitted. [**]

FIRST AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This FIRST AMENDMENT to PROGRAM GUIDELINES (this “First Amendment”) is entered into as of July 27, 2011, by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 15, 2011 (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the parties desire to amend the Program Guidelines to [**] as set forth in this First Amendment;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1. [**].

2. [**].

3. Effective Date. This First Amendment shall be effective for applications received for a credit decision on and after July 27, 2011.

4. Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

5. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Michael Plunkett
Name:	Michael Plunkett
Title:	President

Exhibit A

[**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

SECOND AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This SECOND AMENDMENT to PROGRAM GUIDELINES (this “Second Amendment”) is entered into as of November 4, 2011 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to [**];

WHEREAS, the parties desire to further amend the Program Guidelines as set forth below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1.	[**]

2.	[**]

3.	[**]

4.	[**]

5.	[**]

6.	[**]

7.	[**]

8.	[**]

9.	Effective Dates.

a.	Section 1 of this Second Amendment shall be effective for all UFSB Private Student Loan Program Applications received on or after November 23, 2011.

b.	Section 2 of this Second Amendment shall be effective as of September 23, 2011, but shall apply to all UFSB Private Student Loan Program Loans with cancellations after such date, regardless of Application received date.

c.	Section 5 of this Second Amendment shall be effective November 9, 2011, but shall apply to all UFSB Private Student Loan Program Loans, regardless of Application received date.

d.	Section 6 of this Second Amendment shall be effective December 1, 2011, but shall apply to all UFSB Private Student Loan Program Loans, regardless of Application received date.

e.	Section 8 of this Second Amendment shall be effective for UFSB Private Student Loan Program Applications received on or after December 15, 2011.

f.	Sections 3, 4, and 7 of this Second Amendment shall be effective as of the date of this Second Amendment, but shall apply to all UFSB Private Student Loan Program Loans, regardless of Application received date.

10. Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

11. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Michael Plunkett
Name:	Michael Plunkett
Title:	President

Appendix A: [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 41 pages were omitted. [**]

THIRD AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This THIRD AMENDMENT to PROGRAM GUIDELINES (the “Third Amendment”) is entered into as of February 6, 2012 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the Parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to [**];

WHEREAS, the Parties previously entered into that certain Second Amendment to Program Guidelines, dated November 4, 2011, to address changes to the [**]; and

WHEREAS, the Parties desire to further amend the Program Guidelines as set forth below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1.	[**]

2.	[**]

3.	[**] Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of two pages were omitted. [**]

4.	[**].

5.	Effective Dates.

a.	Section 1 of this Third Amendment shall be effective for all UFSB Private Student Loan Program Applications received on or after January 12, 2012.

b.	Section 2 of this Third Amendment shall be effective for all UFSB Private Student Loan Program Applications received on or after February 3, 2012.

c.	Section 3 of this Third Amendment shall be effective for all UFSB Private Student Loan Program Applications received on or after February 6, 2012.

d.	Section 4 of this Third Amendment shall be effective for all UFSB Private Student Loan Program Applications received on or after February 3, 2012.

6.	Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

7.	Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ David Pelkey
Name:	David Pelkey
Title:	President

Appendix A: [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 48 pages were omitted. [**]

FOURTH AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This FOURTH AMENDMENT to PROGRAM GUIDELINES (the “Fourth Amendment”) is entered into as of May 31, 2012 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the Parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to [**] as set forth therein;

WHEREAS, the Parties previously entered into that certain Second Amendment to Program Guidelines, dated November 4, 2011, to address [**]; and

WHEREAS, the Parties previously entered into that certain Third Amendment to Program Guidelines, dated February 6, 2012, to address [**]; and

WHEREAS the Parties [**];

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1.	[**]

2.	[**].

3.	[**].

4.	[**].

5.	[**].

6.	Effective Dates.

a.	Section 1 of this Fourth Amendment shall be effective as of the date first written above, but shall apply to all UFSB Private Student Loan Program Applications received for a credit decision on or after April 26, 2012.

b.	Sections 2, 3, and 4 of this Fourth Amendment shall be effective as of the date first written above, but shall apply to all UFSB Private Student Loan Program Applications received for a credit decision on or after May 31, 2012, 12:00 pm ET.

c.	Section 5 of this Fourth Amendment shall be effective as of the date first written above, but shall apply to all UFSB Private Student Loan Program Applications received for a credit decision on or after June 1, 2012.

7.	Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

8.	Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[Signatures Appear on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber
Name:	Seth Gelber
Title:	President

EXHIBIT A

                                                                                                [**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

FIFTH AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This FIFTH AMENDMENT to PROGRAM GUIDELINES (the “Fifth Amendment”) is entered into as of December 13, 2012 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the Parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to [**];

WHEREAS, the Parties previously entered into that certain Second Amendment to Program Guidelines, dated November 4, 2011, to [**]; and

WHEREAS, the Parties previously entered into that certain Third Amendment to Program Guidelines, dated February 6, 2012, to address [**]; and

WHEREAS, the Parties entered into that certain Fourth Amendment to Program Guidelines on May 31, 2012, to allow for scanned documents, to [**]; and

WHEREAS the Parties desire to further amend the Program Guidelines as set forth below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1. [**]

2. [**]

3. [**]

4. [**]

5. Effective Date. Sections 1 and 2 of this Amendment shall be effective December 13, 2012, but shall apply to all Program Applications and Loans, regardless of the date of receipt of Application. The remainder of this Fifth Amendment shall be effective as of December 13, 2012, and shall apply to all UFSB Private Student Loan Program Applications received for a credit decision on or after such date.

6. Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

7. Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[Signatures Appear on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber
Name:	Seth Gelber
Title:	President

EXHIBIT E – [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 80 pages were omitted. [**]

EXHIBIT F – [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 8 pages were omitted. [**]

SIXTH AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This SIXTH AMENDMENT to PROGRAM GUIDELINES (the “Sixth Amendment”) is entered into as of March 15, 2013 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the Parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to adjust the pricing of the UFSB Private Student Loan Program as set forth therein;

WHEREAS, the Parties previously entered into that certain Second Amendment to Program Guidelines, dated November 4, 2011, to address [**]; and

WHEREAS, the Parties previously entered into that certain Third Amendment to Program Guidelines, dated February 6, 2012, to address [**]; and

WHEREAS, the Parties entered into that certain Fourth Amendment to Program Guidelines on May 31, 2012, to [**]; and

WHEREAS the Parties entered into that certain Fifth Amendment to Program Guidelines on December 13, 2012 to [**]; and

WHEREAS the Parties desire to further amend the Program Guidelines as set forth below.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1. [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

2. [**]

3. [**]

4. [**]

5. [**]

6. Effective Date. Sections 1 and 3 of this Sixth Amendment shall be effective and shall apply to all Program Loan Applications received on or after March 15, 2013. Section 2 of this Sixth Amendment shall apply to all Program Loan Applications received on or after July 27, 2011. Sections 4 and 5 of this Sixth Amendment shall be effective and shall apply to all Program Loan Applications received on or after March 14, 2013.

7. Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

8. Counterparts. This Sixth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[Signatures Appear on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber
Name:	Seth Gelber
Title:	President

EXHIBIT A

[**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

EXHIBIT B

[**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 80 pages were omitted. [**]

EXHIBIT C

[**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 8 pages were omitted. [**]

PROGRAM GUIDELINES

Union Federal Savings Bank

(UFSB Private Student Loan Program)

This SEVENTH AMENDMENT to PROGRAM GUIDELINES (the “Seventh Amendment”) is entered into as of June 6, 2013 by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”) with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit E2 to the Loan Program Agreement by and among FMER, FMC, Lender and FM Systems LLC, d/b/a Tuition Management Systems LLC, a Delaware corporation having an address at 171 Service Ave, Suite 200, Warwick, RI 02886, which joins Article 2 of the Loan Program Agreement, dated June 30, 2011, as amended (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the Parties previously entered into that certain First Amendment to Program Guidelines, dated July 27, 2011, to [**];

WHEREAS, the Parties previously entered into that certain Second Amendment to Program Guidelines, dated November 4, 2011, to address [**]; and

WHEREAS, the Parties previously entered into that certain Third Amendment to Program Guidelines, dated February 6, 2012, to address [**]; and

WHEREAS, the Parties entered into that certain Fourth Amendment to Program Guidelines on May 31, 2012, to [**]; and

WHEREAS the Parties entered into that certain Fifth Amendment to Program Guidelines on December 13, 2012 to [**]; and

WHEREAS, the Parties entered into that certain Sixth Amendment to Program Guidelines on March 15, 2013 to [**].

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1.	[**]

2.	[**].

3.	Effective Dates. The changes set forth in this Seventh Amendment shall apply to all Program Loan Applications received on or after June 7, 2013.

4.	Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Private Student Loan Program remain in full force and effect.

5.	Counterparts. This Seventh Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber
Name:	Seth Gelber
Title:	President

EXHIBIT A

[**]

[**]

		[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. A total of 65 pages were omitted. [**]

FIRST AMENDMENT to

PROGRAM GUIDELINES

Union Federal Savings Bank

(Stern International Loan Program)

This FIRST AMENDMENT to PROGRAM GUIDELINES (this “First Amendment”) is entered into as of August 7, 2013, by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), Union Federal Savings Bank, a federal savings bank having an office located at 1565 Mineral Spring Avenue, North Providence, RI 02904 (“Lender”), and New York University, and education corporation organized under the laws of the State of New York and located at 70 Washington Square South, 12th Floor, New York, NY 10012 (“NYU”) with regard to the Program Guidelines for the UFSB Private Student Loan Program set forth as Exhibit D to the Loan Program Agreement by and among FMER, FMC, Lender, and NYU dated January 12, 2102 (the “Loan Program Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Program Agreement.

WITNESSETH

WHEREAS, the parties desire to amend the Program Guidelines as set forth in this First Amendment;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

1. [**]

2. Effective Date. This First Amendment shall be effective for applications received for a credit decision on and after July 26, 2013.

4. Full Force and Effect. As amended herein, the Program Guidelines for the UFSB Stern International Loan Program remain in full force and effect.

5. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

UNION FEDERAL SAVINGS BANK

By:	/s/ Richard Shaw
Name:	Richard Shaw
Title:	President and CFO

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper
Name:	Kenneth Klipper
Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber
Name:	Seth Gelber
Title:	President

NEW YORK UNIVERSITY

By:	/s/ Martin Dorph
Name:	Martin Dorph
Title:	Chief Financial Officer